                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549





                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



      Date of Report (Date of Earliest Event Reported) - SEPTEMBER 20, 2004




                                  ALLETE, INC.
             (Exact name of Registrant as specified in its charter)

       MINNESOTA                     1-3548                      41-0418150
(State of Incorporation)    (Commission File Number)            (IRS Employer
                                                             Identification No.)

                             30 WEST SUPERIOR STREET
                          DULUTH, MINNESOTA 55802-2093
          (Address of principal executive offices, including zip code)

                                 (218) 279-5000
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
/ / Soliciting material pursuant to  Rule 14a-12 under the  Exchange Act (17 CFR
    240.14a-12)
/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Reference is made to the 2003 Form 10-K of ALLETE, Inc. (ALLETE or Company) for background information on the following update. Unless otherwise indicated, cited references are to ALLETE's 2003 Form 10-K.

ITEM 2.01   COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Ref. Page 11 - Sixth and Tenth Paragraphs
Ref. Page 38 - Fourth Full Paragraph through Tenth Paragraph
Ref. Form 10-Q for the quarter ended March 31, 2004, Page 20 - Last Paragraph Ref. Form 10-Q for the quarter ended March 31, 2004, Page 21 - First Paragraph Ref. Form 8-K dated and filed June 16, 2004
Ref. Form 10-Q for the quarter ended June 30, 2004, Page 24 - Last Paragraph Ref. Form 8-K dated and filed August 25, 2004

At 11:59 a.m. Eastern Time on September 20, 2004, ALLETE completed the spin-off of ADESA, Inc. (ADESA), previously a majority owned subsidiary. The spin-off was completed by distributing to ALLETE shareholders all of ALLETE's shares of ADESA common stock. One share of ADESA common stock was distributed for each outstanding share of ALLETE common stock held at the close of business on September 13, 2004, the record date. ALLETE held 88.6 million shares, or 93.4 percent, of the outstanding common stock of ADESA.


ITEM 5.03   AMENDMENTS  TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
            YEAR

On August 24, 2004 ALLETE's Board of Directors approved an amendment to the Company's Articles of Incorporation, as amended and restated as of May 8, 2001, which decreases the number of authorized shares of the Company's common stock, without par value (Common Stock) from 130,000,000 shares to 43,333,333 shares (Reverse Split Amendment) in accordance with a one-for-three reverse stock split, which was approved at the same meeting. The Reverse Split Amendment was effective at 12:00 p.m. Eastern Time on September 20, 2004, the effective time of the one-for-three reverse stock split. A copy of the press release in which ALLETE announced the one-for-three reverse stock split was filed as an exhibit to the Company's Current Report on Form 8-K dated and filed August 25, 2004.


ITEM 8.01   OTHER EVENTS

Ref. Page 12 - First Full Paragraph
Ref. Form 10-Q for  the  quarter ended  June 30, 2004, Page 31 - Item 5 - Second
     Paragraph

In June 2004 Florida enacted legislation which provides that gains or losses resulting from the purchase or condemnation of a utility's assets, which results in the loss of customers and revenue served by such assets, are to be borne by the shareholders of the utility. In accordance with this legislation, on September 21, 2004 the Florida Public Service Commission closed all dockets related to its investigations into the ratemaking considerations of the gain on sale of Florida Water Services Corporation's (Florida Water) assets. Florida Water is a wholly owned subsidiary of ALLETE.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired - Not applicable

(b) Pro Forma Financial Information

On September 20, 2004 ALLETE completed the spin-off of ADESA, its majority owned subsidiary. The following unaudited pro forma financial information has been prepared from, and should be read in conjunction with, the historical consolidated financial statements and related notes thereto of ALLETE. The following information is not necessarily indicative of the financial position or operating results that would have occurred had the spin-off of ADESA occurred on such date, or at the beginning of the periods, for which the spin-off are being given effect nor is it necessarily indicative of future operating results or financial position of ALLETE.

All common shares and per share amounts have been adjusted for all periods to reflect ALLETE's September 20, 2004 one-for-three reverse stock split.

                    ALLETE Form 8-K dated September 21, 2004                   1


                                                                   ALLETE
                                                    PRO FORMA CONSOLIDATED BALANCE SHEET
                                                                JUNE 30, 2004
                                                            Millions - Unaudited
                                                                                                       PRO FORMA
                                                                                   HISTORICAL          ADJUSTMENT          PRO FORMA
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Current Assets
     Cash and Cash Equivalents                                                      $  602.9           $  (274.9)          $  328.0
     Restricted Cash                                                                   155.8              (155.8)                 -
     Accounts Receivable                                                               551.3              (479.9)              71.4
     Inventories                                                                        40.7                (6.5)              34.2
     Prepayments and Other                                                              15.6                (6.3)               9.3
     Discontinued Operations                                                             9.6                   -                9.6
------------------------------------------------------------------------------------------------------------------------------------
        Total Current Assets                                                         1,375.9              (923.4)             452.5
Property, Plant and Equipment - Net                                                  1,484.7              (555.8)             928.9
Investments                                                                            184.6               (36.4)             148.2
Goodwill                                                                               509.5              (509.5)                 -
Other Intangible Assets                                                                 30.7               (30.7)                 -
Other Assets                                                                            88.0               (21.0)              67.0
Discontinued Operations                                                                  8.2                   -                8.2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                        $3,681.6           $(2,076.8)          $1,604.8
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES AND SHAREHOLDERS' EQUITY
LIABILITIES
Current Liabilities
     Accounts Payable                                                               $  396.0           $  (364.1)          $   31.9
     Accrued Taxes and Interest                                                         43.5               (19.5)              24.0
     Long-Term Debt Due Within One Year                                                320.1              (161.1)             159.0
     Other                                                                              98.8               (75.8)              23.0
     Discontinued Operations                                                            15.0                (6.1)               8.9
------------------------------------------------------------------------------------------------------------------------------------
        Total Current Liabilities                                                      873.4              (626.6)             246.8
Long-Term Debt                                                                         790.9              (398.6)             392.3
Accumulated Deferred Income Taxes                                                      182.2               (17.7)             164.5
Minority Interest                                                                       74.3               (66.7)               7.6
Other Liabilities                                                                      157.5                (8.6)             148.9
Discontinued Operations                                                                  2.7                   -                2.7
Commitments and Contingencies
------------------------------------------------------------------------------------------------------------------------------------
        Total Liabilities                                                            2,081.0            (1,118.2)             962.8
------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDERS' EQUITY
Common Stock Without Par Value,
     43.3 Shares Authorized
     29.5 and 29.1 Shares Outstanding                                                  963.7              (594.5)             369.2
Unearned ESOP Shares                                                                   (43.8)                  -              (43.8)
Accumulated Other Comprehensive Gain (Loss)                                              8.4               (17.0)              (8.6)
Retained Earnings                                                                      672.3              (347.1)             325.2
------------------------------------------------------------------------------------------------------------------------------------
        Total Shareholders' Equity                                                   1,600.6              (958.6)             642.0
------------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                          $3,681.6           $(2,076.8)          $1,604.8
------------------------------------------------------------------------------------------------------------------------------------

                                      The accompanying notes are an integral part of these statements.

2                   ALLETE Form 8-K dated September 21, 2004


                                                                  ALLETE
                                                PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                                               Millions Except Per Share Amounts - Unaudited

                                                               SIX MONTHS ENDED                           SIX MONTHS ENDED
                                                                 JUNE 30, 2004                              JUNE 30, 2003
                                                      -----------------------------------        -----------------------------------
                                                                     PRO FORMA       PRO                        PRO FORMA       PRO
                                                      HISTORICAL     ADJUSTMENT     FORMA        HISTORICAL     ADJUSTMENT     FORMA
------------------------------------------------------------------------------------------------------------------------------------
OPERATING REVENUE
     Energy Services                                    $366.2                     $366.2          $337.6                     $337.6
     Automotive Services                                 479.8        $(479.8)          -           473.6        $(473.6)          -
     Investments                                          27.8                       27.8            21.6                       21.6
------------------------------------------------------------------------------------------------------------------------------------
         Total Operating Revenue                         873.8         (479.8)      394.0           832.8         (473.6)      359.2
------------------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
     Fuel and Purchased Power                            146.1                      146.1           132.3                      132.3
     Operations                                          513.9         (344.7)      169.2           500.3         (347.5)      152.8
     Depreciation and Amortization                        43.0          (18.1)       24.9            42.8          (17.0)       25.8
     Interest                                             26.9           (8.7)       18.2            32.9           (8.1)       24.8
------------------------------------------------------------------------------------------------------------------------------------
         Total Operating Expenses                        729.9         (371.5)      358.4           708.3         (372.6)      335.7
------------------------------------------------------------------------------------------------------------------------------------
OPERATING INCOME
     FROM CONTINUING OPERATIONS                          143.9         (108.3)       35.6           124.5         (101.0)       23.5
INCOME TAX EXPENSE                                        57.9          (42.7)       15.2            49.4          (40.2)        9.2
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM CONTINUING OPERATIONS                       $ 86.0        $ (65.6)     $ 20.4          $ 75.1        $ (60.8)     $ 14.3
------------------------------------------------------------------------------------------------------------------------------------
AVERAGE SHARES OF COMMON STOCK
     Basic                                                28.2                       28.2            27.5                       27.5
     Diluted                                              28.4                       28.4            27.5                       27.5
------------------------------------------------------------------------------------------------------------------------------------
EARNINGS PER SHARE OF COMMON STOCK
     FROM CONTINUING OPERATIONS
         Basic                                           $3.05         $(2.33)      $0.72           $2.73         $(2.21)      $0.52
         Diluted                                         $3.03         $(2.31)      $0.72           $2.73         $(2.21)      $0.52
------------------------------------------------------------------------------------------------------------------------------------

                                      The accompanying notes are an integral part of these statements.

                    ALLETE Form 8-K dated September 21, 2004                   3


                                                                  ALLETE
                                                PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                                                   FOR THE YEAR ENDED DECEMBER 31, 2003
                                               Millions Except Per Share Amounts - Unaudited

                                                                                                       PRO FORMA
                                                                                   HISTORICAL          ADJUSTMENT          PRO FORMA
------------------------------------------------------------------------------------------------------------------------------------
OPERATING REVENUE
     Energy Services                                                                $  659.6                                 $659.6
     Automotive Services                                                               922.3            $(922.3)                  -
     Investments                                                                        36.9                                   36.9
------------------------------------------------------------------------------------------------------------------------------------
         Total Operating Revenue                                                     1,618.8             (922.3)              696.5
------------------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
     Fuel and Purchased Power                                                          252.5                                  252.5
     Operations                                                                        978.2             (681.4)              296.8
     Depreciation and Amortization                                                      86.5              (35.3)               51.2
     Interest                                                                           66.6              (16.0)               50.6
------------------------------------------------------------------------------------------------------------------------------------
         Total Operating Expenses                                                    1,383.8             (732.7)              651.1
------------------------------------------------------------------------------------------------------------------------------------
OPERATING INCOME FROM CONTINUING OPERATIONS                                            235.0             (189.6)               45.4
INCOME TAX EXPENSE                                                                      91.9              (74.8)               17.1
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM CONTINUING OPERATIONS                                                   $  143.1            $(114.8)             $ 28.3
------------------------------------------------------------------------------------------------------------------------------------
AVERAGE SHARES OF COMMON STOCK
     Basic                                                                              27.6                                   27.6
     Diluted                                                                            27.8                                   27.8
------------------------------------------------------------------------------------------------------------------------------------
EARNINGS PER SHARE OF COMMON STOCK
     FROM CONTINUING OPERATIONS
         Basic                                                                         $5.19             $(4.16)              $1.03
         Diluted                                                                       $5.15             $(4.13)              $1.02
------------------------------------------------------------------------------------------------------------------------------------

                                      The accompanying notes are an integral part of these statements.

4                   ALLETE Form 8-K dated September 21, 2004


                                                                  ALLETE
                                                PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                                                   FOR THE YEAR ENDED DECEMBER 31, 2002
                                               Millions Except Per Share Amounts - Unaudited

                                                                                                       PRO FORMA
                                                                                   HISTORICAL          ADJUSTMENT          PRO FORMA
------------------------------------------------------------------------------------------------------------------------------------
OPERATING REVENUE
     Energy Services                                                                $  626.0                                 $626.0
     Automotive Services                                                               835.8            $(835.8)                  -
     Investments                                                                        32.5                                   32.5
------------------------------------------------------------------------------------------------------------------------------------
         Total Operating Revenue                                                     1,494.3             (835.8)              658.5
------------------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
     Fuel and Purchased Power                                                          234.8                                  234.8
     Operations                                                                        916.2             (627.7)              288.5
     Depreciation and Amortization                                                      81.7              (32.8)               48.9
     Interest                                                                           70.5              (21.2)               49.3
------------------------------------------------------------------------------------------------------------------------------------
         Total Operating Expenses                                                    1,303.2             (681.7)              621.5
------------------------------------------------------------------------------------------------------------------------------------
OPERATING INCOME FROM CONTINUING OPERATIONS                                            191.1             (154.1)               37.0
INCOME TAX EXPENSE                                                                      72.2              (59.9)               12.3
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM CONTINUING OPERATIONS                                                   $  118.9            $ (94.2)             $ 24.7
------------------------------------------------------------------------------------------------------------------------------------
AVERAGE SHARES OF COMMON STOCK
     Basic                                                                              27.0                                   27.0
     Diluted                                                                            27.2                                   27.2
------------------------------------------------------------------------------------------------------------------------------------
EARNINGS PER SHARE OF COMMON STOCK
     FROM CONTINUING OPERATIONS
         Basic                                                                         $4.40             $(3.49)              $0.91
         Diluted                                                                       $4.37             $(3.46)              $0.91
------------------------------------------------------------------------------------------------------------------------------------

                                      The accompanying notes are an integral part of these statements.

                    ALLETE Form 8-K dated September 21, 2004                   5


                                                                  ALLETE
                                                PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                                                   FOR THE YEAR ENDED DECEMBER 31, 2001
                                               Millions Except Per Share Amounts - Unaudited

                                                                                                       PRO FORMA
                                                                                   HISTORICAL          ADJUSTMENT          PRO FORMA
------------------------------------------------------------------------------------------------------------------------------------
OPERATING REVENUE
     Energy Services                                                                $  618.7                                 $618.7
     Automotive Services                                                               832.1            $(832.1)                 -
     Investments                                                                        74.8                                   74.8
------------------------------------------------------------------------------------------------------------------------------------
         Total Operating Revenue                                                     1,525.6             (832.1)              693.5
------------------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
     Fuel and Purchased Power                                                          233.1                                  233.1
     Operations                                                                        918.4             (635.1)              283.3
     Depreciation and Amortization                                                      88.9              (42.7)               46.2
     Interest                                                                           83.0              (35.3)               47.7
------------------------------------------------------------------------------------------------------------------------------------
         Total Operating Expenses                                                    1,323.4             (713.1)              610.3
------------------------------------------------------------------------------------------------------------------------------------
OPERATING INCOME FROM CONTINUING OPERATIONS                                            202.2             (119.0)               83.2
INCOME TAX EXPENSE                                                                      73.3              (44.2)               29.1
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM CONTINUING OPERATIONS                                                   $  128.9            $ (74.8)             $ 54.1
------------------------------------------------------------------------------------------------------------------------------------
AVERAGE SHARES OF COMMON STOCK
     Basic                                                                              25.3                                   25.3
     Diluted                                                                            25.5                                   25.5
------------------------------------------------------------------------------------------------------------------------------------
EARNINGS PER SHARE OF COMMON STOCK
     FROM CONTINUING OPERATIONS
         Basic                                                                         $5.09             $(2.95)              $2.14
         Diluted                                                                       $5.05             $(2.93)              $2.12
------------------------------------------------------------------------------------------------------------------------------------

                                      The accompanying notes are an integral part of these statements.

6                   ALLETE Form 8-K dated September 21, 2004

NOTE 1.   PRO FORMA PRESENTATION

The spin-off of ADESA will be accounted for as a discontinued operation under Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," when ALLETE issues financial statements subsequent to the consummation of the spin-off transaction. The unaudited pro forma financial information reflects ADESA as a discontinued operation and, accordingly, ADESA's net assets and results of operations are excluded from the continuing operations of ALLETE. The unaudited pro forma balance sheet as of June 30, 2004 presents the historical consolidated balance sheet of ALLETE adjusted to reflect the spin-off of ADESA as if it had occurred on June 30, 2004.


NOTE 2.   ACCOUNTING FOR SPIN-OFF

The pro forma adjustments reflect the distribution of shares of ADESA's common stock to ALLETE shareholders. The distribution was made from ALLETE's retained earnings to the extent of ADESA's undistributed earnings ($347.1 million at June 30, 2004) with the remainder made from common stock ($594.5 million at June 30,
2004).

Employee stock options outstanding at the date of the spin-off will be converted to reflect the spin-off and one-for-three reverse stock split. This conversion will be done to preserve the noncompensatory nature of the options under Financial Accounting Standards Board Interpretation No. 44, "Accounting for Certain Transactions Involving Stock Compensation."


NOTE 3.    REVERSE STOCK SPLIT

ALLETE's one-for-three reverse stock split of its common stock was effective September 20, 2004 after the spin-off of ADESA. The following presents a comparison of pre- and post-split pro forma basic and diluted average shares of common stock and earnings per share of common stock.



                                                                              SIX MONTHS ENDED                  SIX MONTHS ENDED
                                                                                JUNE 30, 2004                     JUNE 30, 2003
                                                                          ------------------------          ------------------------
PRO FORMA                                                                  PRE-SPLIT   POST-SPLIT            PRE-SPLIT   POST-SPLIT
------------------------------------------------------------------------------------------------------------------------------------
Average Shares of Common Stock
     Basic                                                                   84.7         28.2                  82.4        27.5
     Diluted                                                                 85.2         28.4                  82.6        27.5

Earnings Per Share of Common Stock
     from Continuing Operations
         Basic                                                              $0.24        $0.72                 $0.17       $0.52
         Diluted                                                            $0.24        $0.72                 $0.17       $0.52
------------------------------------------------------------------------------------------------------------------------------------

                                                                                    YEAR ENDED DECEMBER 31,
                                                                    2003                      2002                      2001
                                                           -------------------------------------------------------------------------
PRO FORMA                                                  PRE-SPLIT  POST-SPLIT     PRE-SPLIT  POST-SPLIT     PRE-SPLIT  POST-SPLIT
------------------------------------------------------------------------------------------------------------------------------------
Average Shares of Common Stock
     Basic                                                    82.8       27.6           81.1       27.0           75.8       25.3
     Diluted                                                  83.3       27.8           81.7       27.2           76.5       25.5

Earnings Per Share of Common Stock
     from Continuing Operations
         Basic                                               $0.34      $1.03          $0.31      $0.91          $0.71      $2.14
         Diluted                                             $0.34      $1.02          $0.30      $0.91          $0.71      $2.12
------------------------------------------------------------------------------------------------------------------------------------


                    ALLETE Form 8-K dated September 21, 2004                   7

(c)   Exhibits

      Exhibit
      Number
      -------

        3   -   Amendment to  ALLETE, Inc.  Articles of Incorporation, effective
                12:00 p.m. Eastern Time on September 20, 2004.

        4   -   Certificate of Adjustment  to the Rights Agreement, dated  as of
                July 24, 1996,  between   Minnesota  Power & Light  Company (now
                ALLETE, Inc.) and the Corporate Secretary of the Company, as Rights Agent.

                              --------------------

READERS ARE CAUTIONED THAT FORWARD-LOOKING STATEMENTS SHOULD BE READ IN CONJUNCTION WITH ALLETE'S DISCLOSURES UNDER THE HEADING: "SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995" LOCATED ON PAGE 9 OF THIS FORM 8-K.



8                   ALLETE Form 8-K dated September 21, 2004

                              SAFE HARBOR STATEMENT
           UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

In  connection  with  the  safe  harbor  provisions  of the  Private  Securities
Litigation Reform Act of 1995, ALLETE is hereby filing cautionary statements identifying important factors that could cause ALLETE's actual results to differ materially from those projected in forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) made by or on behalf of ALLETE in this Current Report on Form 8-K, in presentations, in response to questions or otherwise. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, through the use of words or phrases such as "anticipates," "believes," "estimates," "expects," "intends," "plans," "projects," "will likely result," "will continue" or similar expressions) are not statements of historical facts and may be forward-looking.

Forward-looking statements involve estimates, assumptions, risks and uncertainties and are qualified in their entirety by reference to, and are accompanied by, the following important factors, which are difficult to predict, contain uncertainties, are beyond our control and may cause actual results or outcomes to differ materially from those contained in forward-looking statements:

-  ALLETE's ability to successfully implement our strategic objectives;
-  war and acts of terrorism;
- prevailing governmental policies and regulatory actions, including those of the United States Congress, state legislatures, the Federal Energy Regulatory Commission, the Minnesota Public Utilities Commission, the Florida Public Service Commission, the Public Service Commission of Wisconsin, and various county regulators and city administrators, about allowed rates of return, financings, industry and rate structure, acquisition and disposal of assets and facilities, operation and construction of plant facilities, recovery of purchased power and capital investments, and present or prospective wholesale and retail competition (including but not limited to transmission costs);
-  unanticipated effects of restructuring initiatives in the electric industry;
-  economic and geographic factors, including political and economic risks;
-  changes in and compliance with environmental and safety laws and policies;
-  weather conditions;
-  natural disasters;
-  wholesale power market conditions;
-  population growth rates and demographic patterns;
- the effects of competition, including competition for retail and wholesale customers;
-  pricing and transportation of commodities;
-  changes in tax rates or policies or in rates of inflation;
-  unanticipated project delays or changes in project costs;
-  unanticipated changes in operating expenses and capital expenditures;
-  capital market conditions;
-  competition for economic expansion or development opportunities;
-  ALLETE's ability to manage expansion and integrate acquisitions; and
- the outcome of legal and administrative proceedings (whether civil or criminal) and settlements that affect the business and profitability of ALLETE.

Additional disclosures regarding factors that could cause ALLETE's results and performance to differ from results or performance anticipated by this report are discussed in Item 7 under the heading "Factors that May Affect Future Results" beginning on page 46 of ALLETE's 2003 Form 10-K. Risk factors associated with our Automotive Services business are no longer applicable to ALLETE as that business was spun-off as of September 20, 2004. Any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which that statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time and it is not possible for management to predict all of these factors, nor can it assess the impact of each of these factors on the businesses of ALLETE or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement. Readers are urged to carefully review and consider the various disclosures made by ALLETE in its 2003 Form 10-K and in ALLETE's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the factors that may affect ALLETE's business.

                    ALLETE Form 8-K dated September 21, 2004                   9

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                  ALLETE, Inc.



September 21, 2004                              James K. Vizanko
                               -------------------------------------------------
                                                James K. Vizanko
                               Senior Vice President and Chief Financial Officer





10                  ALLETE Form 8-K dated September 21, 2004

                                  EXHIBIT INDEX

EXHIBIT
NUMBER
--------------------------------------------------------------------------------

  3  -   Amendment to ALLETE,  Inc. Articles of  Incorporation,  effective 12:00
         p.m. Eastern Time on September 20, 2004.

  4  -   Certificate of Adjustment to the Rights Agreement, dated as of July 24,
         1996, between Minnesota Power & Light Company now ALLETE, Inc.) and the Corporate Secretary of the Company, as Rights Agent.




                    ALLETE Form 8-K dated September 21, 2004